UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2015

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Monsanto Company's 2015 Annual Meeting on January 30, 2015, of the 483,602,033 shares outstanding and entitled to vote, 413,754,984 shares were represented, constituting a 85.55% quorum.  Each matter was determined by a majority of votes cast.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board's nominees for director were elected to serve until the Company's 2016 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Gregory H. Boyce	373,273,966	98.45%	5,863,984	1.54%	1,364,305	33,252,729
Janice L. Fields	377,983,813	99.67%	1,214,286	0.32%	1,304,156	33,252,729
Hugh Grant	365,921,039	96.84%	11,919,781	3.15%	2,661,435	33,252,729
Laura K. Ipsen	378,483,505	99.81%	711,334	0.18%	1,307,416	33,252,729
Marcos M. Lutz	375,231,723	98.95%	3,945,067	1.04%	1,325,465	33,252,729
C. Steven McMillan	374,691,864	98.82%	4,453,471	1.17%	1,356,920	33,252,729
William U. Parfet	374,606,433	98.80%	4,524,456	1.19%	1,371,366	33,252,729
George H. Poste, Ph.D., D.V.M.	377,549,409	99.57%	1,624,015	0.42%	1,328,831	33,252,729
Robert J. Stevens	375,383,513	99.01%	3,749,250	0.98%	1,369,492	33,252,729

The company's remaining four directors, David L. Chicoine, Arthur H. Harper, Gwendolyn S. King, and Jon R. Moeller, will continue to serve for terms ending at the Company's 2016 Annual Meeting or until their respective successors are elected and qualified.

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2015 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
408,286,020	99.05%	3,911,995	0.94%	1,556,969	0

Item No. 3:	ADVISORY VOTE ON EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
367,228,985	97.05%	11,162,180	2.94%	2,111,090	33,252,729

Item No. 4:	SHAREOWNER PROPOSAL: LOBBYING REPORT

The shareowners did not approve the shareowner proposal presented at the meeting requesting a report on certain matters related to lobbying, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
84,769,653	24.44%	261,949,616	75.55%	33,782,986	33,252,729

Item No.5:	SHAREOWNER PROPOSAL: SHAREOWNER PROXY ACCESS

The shareowners approved the shareowner proposal presented at the meeting requesting adoption of shareowner proxy access, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
201,427,316	53.46%	175,297,662	46.53%	3,777,277	33,252,729

Item No.6:	SHAREOWNER PROPOSAL: INDEPENDENT BOARD CHAIRMAN

The shareowners did not approve the shareowner proposal presented at the meeting requesting adoption of a policy requiring an independent board chairman, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
72,888,031	19.25%	305,734,226	80.74%	1,879,998	33,252,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSANTO COMPANY

Dated: January 30, 2015	By:_/s/Jennifer L. Woods_____
  Name:          Jennifer L. Woods
   Title:            Assistant Secretary